    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 18, 1999
                                                      REGISTRATION NO. 333-57947
                                                      REGISTRATION NO. 333-67429
                                                      REGISTRATION NO. 333-75227

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------



                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                             REGISTRATION STATEMENTS
                                       ON

                                    FORM S-3

                                      Under
                           The Securities Act of 1933

                             ----------------------

                           MAXWELL TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                       95-2390133
    (STATE OR OTHER JURISDICTION OF                         (IRS EMPLOYER
    INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)


                               9275 SKY PARK COURT
                           SAN DIEGO, CALIFORNIA 92123
                                 (619) 279-5100
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                 INCLUDING AREA CODE, OF REGISTRANTS' PRINCIPAL
                               EXECUTIVE OFFICES)

                             ----------------------


                             DONALD M. ROBERTS, ESQ.
                                 GENERAL COUNSEL
                           MAXWELL TECHNOLOGIES, INC.
                               9275 SKY PARK COURT
                           SAN DIEGO, CALIFORNIA 92123
                                 (619) 279-5100
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                             ----------------------



                                   COPIES TO:


                             THOMAS A. WALDMAN, ESQ.
                               Riordan & McKinzie
                             300 South Grand Avenue
                                   29th Floor
                          Los Angeles, California 90071
                                 (213) 629-4824

                             ----------------------



    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not applicable (see below).

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

        This Post-Effective Amendment No. 1 is being filed for the purpose of removing from registration 364,210 shares of Registrant's Common Stock, which are now available for resale under Rule 144. These shares were previously registered on Registration Statement Nos. 333-57947, 333-67429 and 333-75227. Registration Statement Nos. 333-67429 and 333-75227 were filed to register additional securities for an offering under Registration Statement No. 333-57947 pursuant to Rule 462(b) under the Securities Act.

================================================================================

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and the State of California on the 17th day of August 1999.


                                        MAXWELL TECHNOLOGIES, INC.


                                        /s/ Thomas L. Horgan
                                        ----------------------------------------
                                        Thomas L. Horgan
                                        President and Chief Executive Office


        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                                  Title                              Date
        ---------                                  -----                              ----

/s/ Thomas L. Horgan                President, Chief Executive Officer          August 17, 1999
------------------------------      and Director (Principal Executive
Thomas L. Horgan                    Officer)


/s/ Vickie L. Capps                 Vice President -- Finance and               August 17, 1999
------------------------------      Administration, Chief Financial Officer
Vickie L. Capps                     and Treasurer (Principal Financial
                                    Officer and Principal Accounting
                                    Officer)


               *                    Director                                    August 17, 1999
------------------------------
Carlton J. Eibl


               *                    Director                                    August 17, 1999
------------------------------
Mark Rossi


               *                    Director                                    August 17, 1999
------------------------------
Karl M. Samuelian


 /s/ Kenneth F. Potashner           Director                                    August 17, 1999
------------------------------
Kenneth F. Potashner


* /s/ Kenneth F. Potashner                                                      August 17, 1999
------------------------------
By:  Kenneth F. Potashner
     Attorney in Fact



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